UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 25, 2008,
amending a Form 8-K/A filed on
August 29, 2007

STARGOLD MINES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-51197	98-0400208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

1840 Gateway Drive
Suite 200
San Mateo, California 94404
(Address of principal executive offices)

(650) 378-1214
(Registrant's Telephone Number, Including Area Code)

___________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The principal purpose of this Amendment to Stargold Mines, Inc.’s (the “Company’s) Form 8-K/A filed on August 29, 2007 is to correct statements that it had completed its acquisition of UniverCompany Limited Liability Company (“UniverCompany”).

The Company believed that the acquisition of UniverCompany has been completed under the laws of the United States of America. However, at a practical level, as UniverCompany is located in Russia, it is most significant that it be enforceable under Russian law. The Company engaged counsel in Russia who was not proficient enough and new Russian counsel was engaged. The transaction is completed when Russian law is fully complied with.

The remaining tasks needed to comply with Russian law are, in summary:

•
The correction of errors made in the Russian Unified State Register of Legal Entities (the “Registry”) by that agency with regard to the ownership of UniverCompany that remains registered in the name of a prior owner (other than the current owner of record).

•	The application for registration of a new charter for UniverCompany, indicating that the Company is its sole owner and the granting of that application;

•	The translation of the Company’s corporate records into Russian are in form satisfactory to the Registry, as provided by the Company;

•	The acceptance registration of UniverCompany’s new charter by the Registry;

•	Possible notice to the Russian Federal Anti-Monopoly Service.

The Company believes that all of this will be accomplished, but as a result of delays already encountered, it is unable to project when the acquisition of UniverCompany will be completed.

Section 2 Financial Information

Item 2.01 Acquisition or Disposition of Assets.

Acquisition of UniverCompany Limited Liability Company Remains Pending

As disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 5, 2006, on November 30, 2006, the Company entered into a Stock Purchase Agreement with UniverCompany Limited Liability Company, a Russian limited liability society (“UniverCompany”), and the shareholder of UniverCompany, Evgeny Belchenko (the “UniverCompany Shareholder”) (collectively, the “Univer Agreement”). Pursuant to the Univer Agreement, the Company agreed to purchase from the UniverCompany Shareholder 100% of the issued and outstanding shares of common stock of UniverCompany in exchange for 41,000,000 shares of the Company’s common stock. In May 2007, the Univer Agreement was amended to provide that the consideration for the shares of UniverCompany would be 15,000,000 shares of the Company’s common stock, rather than 41,000,000 shares. The Acquisition of UniverCompany remains pending.

Description of Business:

As used in this Form 8-K, references to the “Registrant”, the "Company," "we," "our" or "us" refer to Stargold Mines, Inc.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future actions or events, future performance, costs and expenses, interest rates, outcome of contingencies, financial condition, results of operations, liquidity, business strategies, cost savings and objectives of management. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking information to encourage companies to provide prospective information about themselves without fear of litigation so long as that information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information. Forward-looking information may be included in this Report or may be incorporated by reference from other documents filed with the SEC by us. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled “Risk Factors” and the risks set out below, any of which may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

The following risks will be relevant only upon completion of the Company’s acquisition of UniverCompany or a similar entity:

•	risks and uncertainties relating to the interpretation of drill results, the geology, grade and continuity of mineral deposits;

•	results of initial feasibility, pre-feasibility and feasibility studies, and the possibility that future exploration, development or mining results will not be consistent with our expectations;

•	mining, exploration and development risks, including risks related to accidents, equipment breakdowns, labor disputes or other unanticipated difficulties with or interruptions in exploration;

•	the potential for delays in exploration or development activities or the completion of feasibility studies;

•	risks related to the inherent uncertainty of exploration and cost estimates and the potential for unexpected costs and expenses;

•	risks related to commodity price fluctuations;

•	the uncertainty of profitability based upon a history of losses;

•	risks related to failure to obtain adequate financing on a timely basis and on acceptable terms for our planned exploration and development projects;

•	risks related to environmental regulation and liability;

•	risks that the amounts reserved or allocated for environmental compliance, reclamation, post-closure control measures, monitoring and on-going maintenance may not be sufficient to cover such costs;

•	risks related to tax assessments;

•	political and regulatory risks associated with mining development and exploration, particularly as it relates to operations in Russia;

•	other risks and uncertainties related to our prospects, properties and business strategy;

•	our ability to implement our business plan;

•	our ability to hire and maintain the personnel necessary to operate our business.

The above list is not an exhaustive list of the risk factors that may affect any of our forward-looking statements. These and other factors should be considered carefully and readers should not place undue reliance on our forward-looking statements.

Forward looking statements are made based on our management’s current expectations, beliefs, estimates and opinions on the date the statements are made and we undertake no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. In particular, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Our History

The Company was incorporated under the laws of the State of Nevada on May 21, 2003 under the name Sockeye Seafood Group, Inc. On November 13, 2006, we entered into a Plan and Agreement of Merger with its wholly-owned subsidiary, Stargold Mines, Inc., a Nevada corporation, formed by us on November 8, 2006 for the sole purpose of entering into such merger (the “Subsidiary”). Prior to the merger, the Subsidiary had no assets or liabilities and no previous operating history.

The merger was consummated on November 23, 2006. On such date, the Company filed with the Secretary of State of Nevada Articles of Merger, pursuant to which the Subsidiary merged with and into the Company in accordance with the Plan of Merger. Pursuant to the Articles of Merger, the Registrant also changed its name from “Sockeye Seafood Group, Inc.” to “Stargold Mines, Inc.”

Simultaneously with the merger, the Company filed with the Secretary of State of Nevada a Certificate of Change, effective as of November 23, 2006, pursuant to which the Company implemented a one for forty (1:40) forward stock split and increased its authorized shares of common stock on a corresponding basis. The number of shares of common stock issued and outstanding prior to the forward split was 2,000,000 shares. After the forward split, the number of shares of common stock issued and outstanding was 80,000,000 shares. The Certificate of Change also increased the number of authorized shares of common stock of the Company on a one for forty (1:40) basis, from 25,000,000 shares, par value $0.001, to 1,000,000,000 shares, par value $0.0001.

In June 2007, we cancelled 40,000,000 shares owned by previous management of the Company.

Since inception, the Company has had an insignificant amount of revenues. Our operations have been limited to general administrative operations. We are considered a development stage company in accordance with Statement of Financial Accounting Standards No. 7.

Our Business

Through the planned acquisition of UniverCompany, we intend to engage in the exploration, development and extraction of natural resources from certain properties to which UniverCompany has ownership rights pursuant to Russian law. UniverCompany’s General Director and sole employee is Evgeny Belchenko.

Mr. Belchenko is an accomplished Russian mining engineer. In 1977, he obtained a Bachelor's Degree in mountain engineering from Moscow State Mountain Institute and in 2005 earned a Ph.D in engineering science from St. Petersburg State Polytechnic Institute. Mr. Belchenko is a full member of the International Mining Academy (MAI). Over the last 20 years, Mr. Belchenko has participated in expert valuations and estimates of mining enterprises in the Russian Federation, South Africa, Zimbabwe, Namibia, Mozambique, Zambia, Australia, Angola and Mongolia. He has served as a director for Bilibinskiy Mining Processing and Industrial Works and was a founder of the Republic of Buryatiya Precious/Rare Earth Metals development project that performs mineral exploration projects throughout Buryatiya and Chita.

In conjunction with Canadian-based mining firm Knelson Gravity Solutions, Mr. Belchenko developed and introduced a series of gravity-based concentrators now known universally as "Knelson Concentrators." They are primarily known for fine gold and other precious metal recovery and rank among the most efficient metals recovery platforms in the world.

Mr. Belchenko is on the faculty at Moscow State Mountain Institute and has authored two books: Gold of the Russian Interior (Moscow, 2000) and Physical Processes For Mining Minerals In Permafrost (Moscow State Mountain University, Moscow, 2000). He has also has received numerous awards in his career, including the State Medal "For merits Before The Fatherland" and was the winner of the gold medal for "The Miner Of Russia."

Accordingly, through UniverCompany and with Mr. Belchenko’s experience, we plan to engage in the exploration and extraction of precious metals, such as gold and silver; and scarce resources, including copper, lead, tin and scandium, from raw and partially processed material from a mine (“tailings”). Pursuant to a Purchase and Sale Agreement No. Yuv/ZGP, dated November 5, 2006, as amended on December 1, 2006 (collectively “the Nerchinskiye Agreement”), UniverCompany obtained the rights to extract metals from two consignments of tailings, aggregating 254,906 tons, from the Nerchinskiye Rudniki mining dump (the “Nerchinskiye Dump”) from Mining Corporation Zabaikalgeoprom Limited Liability Company, a Russian entity (the “Seller”).

The Nerchinskiye Agreement provided that 133,271 tons of tailings from the Nerchinskiye Dump were to be delivered on or before December 31, 2006 (the “First Consignment”) in consideration for 10,000,000 rubles (approximately $392,000) on or before December 31, 2007 and December 31, 2008, respectively. The balance of 672,729,331 rubles (approximately $26,189,486) for the First Consignment would be paid in equal monthly installments between 2009 and 2012. The above referenced payments commence, if, and when, minerals are successfully extracted. Additionally, the Company has not made any payment pursuant to the Nerchinskiye Agreement and UniverCompany may be considered in default of the Agreement. If UniverCompany is unable to secure financing, implement, develop, or acquire an extraction method and begin extracting metals from the Nerchinskiye Dump, it is entitled to cancel the Nerchinskiye Agreement. Although UniverCompany is deemed to be the owner of the Nerchinskiye Dump, if UniverCompany begins extraction of the Dump and does not make the payments described above, the Seller may terminate the Nerchinskiye Agreement and claim the property back from UniverCompany. The Nerchinskiye Agreement provides for the transfer the balance of an additional 121,635 tons of tailings (the “Second Consignment”). The Second Consignment is to be delivered to UniverCompany, provided the UniverCompany requests this consignment by December 30, 2008, provided, however, that UniverCompany is under no obligation to do so. If UniverCompany requests the Second Consignment, 632,270,669 rubles (approximately $24,614,422) must be paid in equal monthly installments between 2009 and 2012.

If we obtain sufficient financing, of which no assurance can be given, plan additional projects to be focused on the exploration and appraisal of placer (sand or gravel that contains minerals of value) and ore deposits suitable for the processing and extraction of precious metals such as gold and silver; and scarce resources, including copper, lead, tin and scandium.

UniverCompany also has a contractual right to purchase up to an 80% ownership of Rudkaralon LLC, a Russian limited liability company that owns the rights to exploit minerals in a region called Rudkaralon; however, UniverCompany has not made past due payments of approximately $2,500,000 and is seeking to restructure the payments or obtain a refund of the $700,000 already paid for 17% of Rudkaralon.

As a development stage company, we are continually engaged in the process of raising money and allocating the proceeds between its current contractual obligations, administrative needs, desired exploration projects, and acquisition of new assets. As a result of the foregoing, the primary measures of the Company’s performance for any given period lies in the amount of money it is able to raise.

The mineral resource business generally consists of three stages: exploration, development and production. Mineral resource companies that are in the exploration stage have not yet found mineral resources in commercially exploitable quantities, and are engaged in exploring land in an effort to discover them. Mineral resource companies that have located a mineral resource in commercially exploitable quantities and are preparing to extract that resource are in the development stage, while those engaged in the extraction of a known mineral resource are in the production stage. UniverCompany is currently in the exploration stage.

The mineral exploration, development, and production industry is highly competitive. UniverCompany competes with other exploration companies looking for mineral resources in Russia and it is one of the smaller exploration companies presently active.

The address of our principal executive office is 1840 Gateway Drive, Suite 200, San Mateo, California 24404. Our telephone number is (650) 378-1214.

Description of Property

Our principal executive offices are currently located at 1840 Gateway Drive, Suite 200, San Mateo, CA 94404 USA. We lease these premises at a cost of $190 per month from HQ Office Headquarters. The lease is a month to month lease.

Risk Factors

An investment in our common stock involves a number of very significant risks. You should carefully consider the following risks and uncertainties in evaluating our company and its business before investing in our common stock. Our business, operating results and financial condition could be seriously harmed due to any of the following risks. You could lose all or part of your investment due to any of these risks.

The following risks will be relevant only upon completion of the UniverCompany acquisition:

Risks Associated With Mining

In order for the tailings of the Nerchinskiye Dump to be profitably exploited, the desirable minerals and ores must be separated from all of the other minerals in the ore. This leaves a concentrate that is richer in the desired mineral or metal. There are many techniques available for separation and concentration of minerals. We plan to primarily to use three techniques: The “Coating method”, whereby crushed materials are put into a solvent that causes mineral ore to dissolve dissolves creating a mineral rich solution and “Flotation” whereby crushed material is put into a liquid with a density that lies between the density of the ore mineral and the density of the gangue minerals, and “Hydro-metallurgy” also called the “Fracture Properties Method” whereby ore minerals are passed through a specially designed sieves or filters to separate the ore minerals from the gangue (unwanted materials) by particle size.

Further, failure to extract rare earth minerals and precious metals from the Nerchinskiye Dump may require the Company to raise additional funds to continue its operations.

Failure to Meet Rudkaralon Contract Obligations.

We have not met our contractual obligations to the sellers of Rudkaralon. To date, UniverCompany has paid $700,000 for approximately 17.5% of the shares of Rudkaralon with an approximate $2,545,000 balance. Without a controlling interest in the property, there may be difficulty gaining support from other shareholders for the extraction of minerals from mining sites (if a suitable economically viable mining sites were ever discovered). We are attempting to restructure payments to be made to the Rudkaralon stockholders or receive a refunds of the monies previously paid to them.

Remote Likelihood of Finding a Mineral Reserve

A mineral reserve is defined by the Securities and Exchange Commission in its Industry Guide 7 (which can be viewed over the Internet at http://www.sec.gov/divisions/corpfin/forms/industry.htm#secguide7 ) as that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination. The probability of an individual prospect ever having a "reserve" that meets the requirements of the Securities and Exchange Commission's Industry Guide 7 is extremely remote. Mining is a highly speculative industry whereby funds spent on exploring must uncover commercially significant quantities of precious metals and minerals extractable with the funds Company has on hand or can raise.

The commercial viability of an established mineral deposit will depend on a number of factors including, by way of example, the size, grade and other attributes of the mineral deposit, the proximity of the resource to infrastructure such as a smelter, roads and a point for shipping, government regulation and market prices. Many of these factors will be beyond our control, and any of them could increase costs and make extraction of any identified mineral resource unprofitable.

Both mineral exploration and extraction require permits from various foreign, federal, state, provincial and local governmental authorities and are governed by laws and regulations, including those with respect to prospecting, mine development, mineral production, transport, export, taxation, labor standards, occupational health, waste disposal, toxic substances, land use, environmental protection, mine safety and other matters. The Russian Federation’s current regulations lack flexibility for subsoil license holders and could get worse in time causing potential difficulties for foreign investors when they seek licenses and permits to expand operations. Therefore there can be no assurance that we will be able to obtain the permits required for the continued exploration of mineral properties or for the construction and operation of a mine on properties at economically viable costs. If we cannot accomplish these objectives, our business could fail.

We believe that we are in compliance with all material laws and regulations that currently apply to our activities but there can be no assurance that we can continue to do so. Current laws and regulations could be amended and we might not be able to comply with them, as amended. Further, there can be no assurance that we will be able to obtain or maintain all permits necessary for our future operations, or that we will be able to obtain them on reasonable terms. To the extent such approvals are required and are not obtained, we may be delayed or prohibited from proceeding with planned exploration or development of our mineral properties.

If we establish the existence of a mineral resource on any of our properties in a commercially exploitable quantity, we will require additional capital in order to develop the property into a producing mine. If we cannot raise this additional capital, we will not be able to exploit the resource, and our business could fail.

If we do discover mineral resources in commercially exploitable quantities on any of our properties, we will be required to expend substantial sums of money to establish the extent of the resource, develop processes to extract it and develop extraction and processing facilities and infrastructure. Although we may derive substantial benefits from the discovery of a major deposit, there can be no assurance that such a resource will be large enough to justify commercial operations, nor can there be any assurance that we will be able to raise the funds required for development on a timely basis. If we cannot raise the necessary capital or complete the necessary facilities and infrastructure, our business may fail.

Mineral exploration and development is subject to extraordinary operating risks. We do not currently insure against these risks. In the event of a cave-in or similar occurrence, our liability may exceed our resources, which would have an adverse impact on our company.

Mineral exploration, development and production involves many risks which even a combination of experience, knowledge and careful evaluation may not be able to overcome. Our operations will be subject to all the hazards and risks inherent in the exploration, development and production of resources, including liability for pollution, cave-ins or similar hazards against which we cannot insure or against which we may elect not to insure. Any such event could result in work stoppages and damage to property, including damage to the environment. We do not currently maintain any insurance coverage against these operating hazards. The payment of any liabilities that arise from any such occurrence would have a material, adverse impact on our company.

Mineral prices are subject to dramatic and unpredictable fluctuations.

We expect to derive revenues, if any, from the extraction and sale of precious and base metals such as gold, silver and copper. The price of those commodities has fluctuated widely in recent years, and is affected by numerous factors beyond our control including international, economic and political trends, expectations of inflation, currency exchange fluctuations, interest rates, global or regional consumptive patterns, speculative activities and increased production due to new extraction developments and improved extraction and production methods. The effect of these factors on the price of base and precious metals, and, therefore, the economic viability of any of our exploration projects, cannot accurately be predicted.

The mining industry is highly competitive and there is no assurance that we will continue to be successful in acquiring mineral claims. If we cannot continue to acquire properties to explore for mineral resources, we may be required to reduce or cease operations.

The mineral exploration, development, and production industry is largely unintegrated. We compete with other exploration companies looking for mineral resource properties. While we compete with other exploration companies in the effort to locate and license mineral resource properties, we will not compete with them for the removal or sales of mineral products from our properties if we should eventually discover the presence of them in quantities sufficient to make production economically feasible. Readily available markets exist worldwide for the sale of gold and other mineral products. Therefore, we will likely be able to sell any gold or mineral products that we identify and produce.

We compete with many companies possessing greater financial resources and technical facilities. This competition could adversely affect our ability to acquire suitable prospects for exploration in the future. Accordingly, there can be no assurance that we will acquire any interest in additional mineral resource properties that might yield reserves or result in commercial mining operations.

Risks associated with our business

If our business strategy is not successful, we may not be able to continue operations as a going concern and our stockholders may lose their entire investment in us.

We have no revenue, an accumulated deficit and net loss. These factors raise substantial doubt that we will be able to continue operations as a going concern, and our independent auditors included an explanatory paragraph regarding this uncertainty in their report on our financial statements. Our ability to continue as a going concern is dependent upon our securing financing, generating cash flow sufficient to fund operations and reducing operating expenses. We may be unable to secure adequate financing on terms commercially reasonable to the Company or at all. Our business strategy may not be successful in addressing these issues. If we cannot continue as a going concern, our stockholders may lose their entire investment in us.

Our limited operating history makes it difficult to evaluate our future prospects.

We have no previous experience in the business of exploring mineral resource properties. As a result, we have never had any revenues from mining operations. In addition, our operating history has been restricted to planning the acquisition and the mining dump currently owned by UniverCompany. Presently, we have no way to evaluate the likelihood of whether UniverCompany’s mineral property contains any mineral reserve or to determine if we will be able to build or operate a mine successfully following an acquisition of UniverCompany or a similar entity. Our prospects are subject to risks and uncertainties frequently encountered by start-up companies in new and rapidly evolving markets such as the mineral resources market.

We have a history of losses and anticipate continued losses, and we may be unable to achieve profitability.

We have never been profitable as a public company and expect to continue to incur operating losses on both a quarterly and annual basis for at least the end of the fiscal year ended December 31, 2007. We may be unable to achieve profitability in the future.

We anticipate that we will continue to incur operating costs without realizing any revenues during the period when we are seeking and completing an acquisition. We expect to continue to incur significant losses into the foreseeable future. We recognize that if we are unable to raise funds or generate significant revenues from mining operations and any dispositions of our properties, we will not be able to earn profits or continue operations. At this early stage of our operation, we also expect to face the risks, uncertainties, expenses and difficulties frequently encountered by companies at the start up stage of their business development. We cannot be sure that we will be successful in addressing these risks and uncertainties and our failure to do so could have a materially adverse effect on our financial condition. There is no history upon which to base any assumption as to the likelihood that we will prove successful and we can provide investors with no assurance that we will generate any operating revenues or ever achieve profitable operations. As a result, we will need to generate significant revenues to achieve profitability. We cannot assure you that revenues will grow in the future or that we will achieve sufficient revenues for profitability. If revenues grow more slowly than we anticipate, or if operating expenses exceed our expectations, our business would be severely harmed.

We have no commercial property, we may not acquire any property and we may not find any mineral resources on any property that we may acquire, or, if we find mineral resources, the deposits may be uneconomic or production from those deposits may not be profitable.

We have no ore reserves and we may not find any mineral resources on any sites that we may acquire. Even if we find mineral substances, it may not be economically feasible to recover them, or to make a profit in doing so. If we cannot find economic mineral resources or if it is not economic viable to recover the mineral resources, we will have to cease operations.

Assuming we make a suitable acquisition, if we do not raise enough money for exploration, we will have to delay exploration or go out of business.

We have not generated any revenue from operations since our incorporation and we anticipate that we will continue to incur operating expenses without revenues unless and until we are able to identify a mineral resource in a commercially exploitable quantity on one or more of our mineral properties and we build and operate a mine. We have not made any arrangements for financing and we may be unable to raise financing. If we are not able to raise any financing we will have to delay our business plans, or go out of business. As we cannot assure a lender that we will be able to successfully acquire, explore and develop our mineral properties, we will probably find it difficult to raise debt financing from traditional lending sources. We have traditionally raised our operating capital from sales of equity and debt securities, but there can be no assurance that we will continue to be able to do so. If we cannot raise the money that we need to continue our business plan, we may be forced to delay, scale back, or eliminate our business plan. If any of these were to occur, there is a substantial risk that our business would fail.

We estimate our average monthly operating expenses to be approximately $10,000 per month. If we commence exploration activities, we will require approximately $833,000 per month for exploration and general administrative expenses. As a result, we believe that if we are to make a suitable acquisition, commence exploration and extraction activities that we will have to raise additional funds to meet our currently budgeted operating requirements for the next 12 months. There can be no assurance we will be able to obtain the necessary financing on terms commercially reasonable to the Company or at all.

We may not have access to all of the supplies and materials for exploration that could cause us to delay or suspend any potential operations.

Competition and unforeseen limited sources of supplies in the industry could result in occasional spot shortages of supplies, such as explosives, and certain equipment such as bulldozers and excavators that we might need to conduct exploration. We have not attempted to locate or negotiate with any suppliers of products, equipment or materials. We will attempt to locate products, equipment and materials after this offering is complete. If we cannot find the products and equipment we need, we will not be able to engage in exploration until we do find the products and equipment we need.

We do not have enough money to begin exploration and even if we make a suitable acquisition, we may have to cease or suspend our operations unless we are able to raise additional financing.

Assuming we make a suitable acquisition, we need additional financing before we are able to engage in exploration efforts. We do not know how much we will have to spend to find out if there is mineralized material on any such property. We will need to find exploration partners and we will need to raise additional funds from a public offering, a private placement or loans. At the present time, we have not made any plans to raise additional money and there is no assurance that we would be able to raise additional money in the future. In we need additional money and cannot raise it, we will have to suspend or cease operations.

There is intense competition in the mineral resources market and we cannot assure you that we will be able to compete successfully.

The mineral resources market is a well rapidly evolving and intensely competitive marketplace, and we expect competition to intensify in the future. Barriers to entry are minimal, and the Russian economy is flourishing which could allow more competitors to enter the mining business. Our proposed business could be severely harmed if we are not able to compete successfully against current or future competitors. Although we believe that there may be opportunities for several providers of products, a single provider could end up dominating the market.

Decreases in prices of precious metals would reduce revenues in that market

The profitability of precious metals mining operations is directly related to the market price of precious metals. The market price of various precious metals fluctuates widely and is affected by numerous factors beyond the control of any mining company. These factors include industrial and jewelry fabrication demand, expectations with respect to the rate of inflation, the relative strength of the U.S. dollar and other currencies, interest rates, gold sales and loans by central banks, forward sales by gold producers, global or regional political, economic or banking crises, and a number of other factors. If the market price of precious metals should drop, revenues in the precious metal mining industry would also drop. In addition, if the gold price drops dramatically, we might not be able to recover any investment we may have in UniverCompany. The selections of a property for exploration or development, the determination to construct a mine and place it into production, and the dedication of funds necessary to achieve such purposes are decisions that must be made long before the first revenues from production will be received. Price fluctuations between the time that such decisions are made and the commencement of production can have a material adverse effect on the economics of a mine, and can eliminate or have a material adverse impact on the value of properties or interests.

The volatility in the gold price is illustrated by the following table compiled from data provided by the World Gold Council’s website at www.gold.org, which sets forth, for the periods indicated, the high and low prices in U.S. dollars per ounce of gold, based on the London PM fix.

Gold Price Per Ounce ($):

Year	High	Low
1997	$353.87	$288.59
1998	$291.68	$284.11
1999	$310.72	$256.08
2000	$299.86	$266.01
2001	$283.42	$260.48
2002	$331.92	$281.51
2003	$406.11	$328.18
2004	$442.08	$383.78
2005	$510.10	$421.87
2006	$629.42	$549.86
2007	$679.37	$631.17

Volatility in the price of gold or other minerals of value, if any, present in the Nerchinskiye Dump could adversely impact any potential return on Company’s investments that the Company may make in exploitation or exploration of properties.

Any potential revenues following our acquisition of UniverCompany are subject to operational risks of the mining industry

Our financial results are subject to all of the hazards and risks normally associated with developing and operating mining properties. These risks include:

•	insufficient ore reserves;

•	initiating explorations;

•	locating ore deposits and reserves;

•	fluctuations in production costs that may make mining of ore uneconomic;

•	declines in the price of gold;

•	significant environmental and other regulatory restrictions;

•	labor disputes;

•	geological problems;

•	pit walls or tailings dam failures;

•	natural catastrophes such as floods or earthquakes;

•	political risks associated with operations in developing countries; and

•	the risk of injury to persons, property or the environment.

The mining industry is subject to significant environmental risks

Mining is subject to potential risks and liabilities associated with pollution of the environment and the disposal of waste products occurring as a result of mineral exploration and production. Laws and regulations in the United States and abroad intended to ensure the protection of the environment are constantly changing and generally are becoming more restrictive and costly. The Russian Federation is working internally and with the Organization for Economic Cooperation and Development [OECD] to develop systems to integrate environmental concerns into its economic reform process. In the last five years, government agencies have been set up at the national and sub-national level for environmental policy design, regulation and compliance. Laws establishing liability for environmental accidents are now in place. Insurance against environmental risks (including potential liability for pollution or other hazards as a result of the disposal of waste products occurring from exploration and production) is not generally available to the companies within the mining industry, such as the operators of the mines in which we hold a royalty interest, at a reasonable price. If an operator is forced to incur significant costs to comply with environmental regulations or becomes subject to environmental restrictions that limit its ability to continue or expand operations, it could reduce our royalty revenues. To the extent that we become subject to environmental liabilities, the satisfaction of any liabilities would reduce funds otherwise available to us and could have a material adverse effect on our financial condition and results of operations.

Risks related to doing business in Russia

Sales and operations are subject to greater risks associated with doing business in foreign countries.

 Our proposed foreign operations may pose greater risks than business in the United States. In some countries there is increased chance for economic, legal or political changes. Our proposed foreign operations may be sensitive to changes in a foreign government’s national priorities and budgets. International transactions can involve increased financial and legal risks arising from foreign exchange-rate variability and differing legal systems An unfavorable event or trend in any one or more of these factors could adversely affect our revenues and earnings.

The Russian Federation’s current legislation does not adequately regulate the transfer of subsoil use rights. The current system is highly bureaucratic and mistakes could lead to invalidation of licenses regardless of how much money has been invested by an operator. Under current legislative and administrative procedures in the Russian Federation, discovering a commercially viable deposit does not ensure that an operator will obtain the right to the development of a mine.

Risks associated with our common stock

Trading on the OTC Bulletin Board may be volatile and sporadic, which could depress the market price of our common stock and make it difficult for our stockholders to resell their shares .

Our common stock is quoted on the OTC Bulletin Board service of the Financial Industry Regulatory Authority (“FINRA”). Trading in stock quoted on the OTC Bulletin Board is often thin and characterized by wide fluctuations in trading prices, due to many factors that may have little to do with our operations or business prospects. This volatility could depress the market price of our common stock for reasons unrelated to operating performance. Moreover, the OTC Bulletin Board is not a stock exchange, and trading of securities on the OTC Bulletin Board is often more sporadic than the trading of securities listed on a quotation system like NASDAQ or a stock exchange like the American Stock Exchange. Accordingly, shareholders may have difficulty reselling any of the shares.

Because the SEC imposes additional sales practice requirements on brokers who deal in our shares that are penny stocks, some brokers may be unwilling to trade them. This means that you may have difficulty in reselling your shares and may cause the price of the shares to decline.

Our stock is a penny stock. The SEC has adopted Rule 15g-9 which generally defines “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors”. The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in, and limit the marketability of, our common stock.

In addition to the “penny stock” rules promulgated by the SEC, FINRA has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock.

Trading in our common shares on the OTC Bulletin Board is limited and sporadic, and fluctuations in the trading price of our common stock could make it difficult for our shareholders to sell their shares or liquidate their investments

Our common shares are currently listed for public trading on the OTC Bulletin Board. The trading price of our common shares has been subject to wide fluctuations. Trading prices of our common shares may fluctuate in response to variations in quarterly results of operations, the gain or loss of significant customers, changes in earning estimates by analysts, announcements of new mining sites or reserves by us or our competitors, general economic conditions and other events or factors, many of which are beyond our control. The stock market has generally experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies with no current business operation. There can be no assurance that trading prices and price earnings ratios previously experienced by our common shares will be matched or maintained. These broad market and industry factors may adversely affect the market price of our common shares, regardless of our operating performance.

In the past, following periods of volatility in the market price of a company’s securities, securities class-action litigation has often been instituted. Such litigation, if instituted, could result in substantial costs for us and a diversion of management’s attention and resources.

Investors’ interests in our company will be diluted and investors may suffer dilution in their net book value per share if we issue additional shares or raise funds through the sale of equity securities

Our Articles of Incorporation authorize the issuance of 1,000,000,000 shares of common stock. In the event that we are required to issue any additional shares or enter into private placements to raise financing through the sale of equity securities, investors’ interests in our company will be diluted and investors may suffer dilution in their net book value per share depending on the price at which such securities are sold. If we issue any such additional shares, such issuances also will cause a reduction in the proportionate ownership and voting power of all other shareholders. Further, any such issuance may result in a change in our control.

Management's Discussion and Analysis or Plan of Operation

Plan of Operation.

As of the date of this Report, the Company has had no revenues. Over the next twelve months, we intend to complete our acquisition of UniverCompany and engage in the exploitation of the Nerchinskiye Mining Dump and to seek out and possibly acquire other ore sites containing precious metals, placer, or other high value minerals.

We anticipate that we will require approximately $6,428,000 for the next twelve (12) months to fund our plans with respect to completing the acquisition of UniverCompany and commencing the exploitation of the Nerchinskiye Dump and to haul and process raw materials from Nerchinskiye. Additional funds will be used for performing due diligence, including extensive geologic testing to determine the potential viability of properties being considered for acquisition, general operating expenses. In some cases, exploration may be performed to establish reserves for exploitation by Company or to assist in the sale of our claims to third parties.

The Company intends to finance its operations by way of equity private placement. As such, the Company has taken bankers from a United States based investment bank to view the Nerchinskiye Dump.

The following discussion focuses on our goals regarding UniverCompany and the Nerchinskiye Dump for the next 12 months and how we intend to accomplish our goals.

We have projected a budget of US $6,428,000:

Budget	Total $US
Prospecting - Mapping, geochemical sampling, due diligence of potential acquisition targets	2,458,000
Construction	400,000
Purchase of deposits	450,000
Material - technical expenses	80,000
Machines and equipment	2,003,000
Other expenses	600,000
Administrative-and-managerial expenses	437,000

Total cost	6,428,000

We intend to finance our activities via brokered or non-brokered private placements during the next twelve months. The amount and conditions precedent to such fund-raising are presently under consideration.

Financial Condition, Liquidity and Capital Resources

Going Concern Consideration

We have historically incurred losses, and have incurred losses of $628,272 since inception through September 30, 2007. We will require additional working capital to develop our business operations. We intend to raise additional working capital through private placements, public offerings and/or bank financing, although we not currently have any arrangements in place to effect any such financing and there can be no assurance that we will be able to raise the funds required.

Due to the uncertainty of our ability to meet our current operating expenses and the capital expenses noted above, in their report on the annual financial statements for the year ended December 31, 2006, our independent auditors included an explanatory paragraph regarding concerns about our ability to continue as a going concern. Our Report on Form 10-Q for the quarter ended September 30, 2007 contains the same qualifications and the financial statements contained therein have additional note disclosures describing the circumstances that led to this disclosure by our independent auditors.

The continuation of our business is dependent upon obtaining further financing and achieving a profitable level of operations. The issuance of additional equity securities by us could result in a significant dilution in the equity interests of our current or future stockholders. Obtaining commercial loans, assuming those loans would be available, will increase our liabilities and future cash commitments.

There are no assurances that we will be able to either (1) achieve a level of revenues adequate to generate sufficient cash flow from operations; or (2) obtain additional financing through either private placements, public offerings and/or bank financing necessary to support our working capital requirements. To the extent that funds generated from operations and any private placements, public offerings and/or bank financing are insufficient, we will have to raise additional working capital. No assurance can be given that additional financing will be available, or if available, will be on terms acceptable to us. If adequate working capital is not available we may not increase our operations.

These conditions raise substantial doubt about our ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might be necessary should we be unable to continue as a going concern.

In December 2004, the Financial Accounting Standards Board (FASB) issued Statement No. 123(R) (revised 2004). In addition, in March 2005 the SEC issued Staff Accounting Bulletin Topic 14, “Share-Based Payment” (SAB 107) which provides interpretations regarding the interaction between FAS 123(R) and certain SEC rules and regulations and provided the staff’s views regarding the valuation of share-based payment arrangements for public companies. FAS 123(R) focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions, including stock option awards. FAS 123(R) revises FASB Statement No. 123, “ Accounting for Stock-Based Compensation” and supersedes APB Opinion No. 25. FAS 123(R) will require us to measure the cost of employee services received in exchange for stock option awards based on the grant date fair value of such awards. That cost will be recognized over the period during which an employee is required to provide service in exchange for the award, which is usually the vesting period. We will report such costs as part of our general and administrative expenses. On April 14, 2005, the SEC announced amended compliance dates for SFAS 123(R). The SEC previously required companies to adopt this standard no later than July 1, 2005, but the new rules now require us to adopt FAS  123(R) as of the beginning of the first annual reporting period that begins after December 15, 2005, which is our fiscal year ended December 31, 2006. Currently, the cumulative effect of initially applying FAS 123(R) has not been determined and is subject to change depending on future events.

Critical Accounting Policies

Our financial statements and accompanying notes are prepared in accordance with generally accepted accounting principles in the United States. Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses. These estimates and assumptions are affected by management's application of accounting policies. We believe that understanding the basis and nature of the estimates and assumptions involved with the following aspects of our financial statements is critical to an understanding of our financials.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Basic and Diluted Net Income (Loss) Per Share

We computed net income (loss) per share in accordance with Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings per Share" . SFAS No. 128 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

Cash and Cash Equivalents

We consider all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

Financial Instruments

The fair values of accounts payable, accrued liabilities and amounts due to a related party were estimated to approximate their carrying values due to the immediate or short-term maturity of these financial instruments.

Financial Condition and Results of Operation

For the three months ended December 31, 2006, the Registrant had minimal business operations. Since January 1, 2007, the Registrant has operated at a loss. The Registrant's operating expenses consist primarily of administrative costs. The Registrant used consulting resources to help develop strategy, screen and recruit key executives, fill interim management positions and further the acquisition of UniverCompany. The Registrant's operating expenses for the third quarters ending September 30, 2006 and 2007 were $4,340 and $328,214, respectively.

Section 3 - Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

As discussed above, on August 28, 2007, the Company issued 15,000,000 shares of common stock, representing approximately 36.39% of the Company’s outstanding shares of common stock, to the UniverCompany Shareholder, Belchenko Evgeny, in anticipation of an exchange for 100% of the issued and outstanding securities of UniverCompany pursuant to the Purchase Agreement as amended on May 15, 2007. The issuance of the shares was exempt from the registration requirements of the Securities Act of 1933, as amended, in reliance upon the exemptions under Regulation S, Section 4(2) and Rule 506 thereunder.

Section 5 - Corporate Governance and Management

Item 5.01. Changes in Control of Registrant.

The disclosure set forth above under Item 3.02 (Unregistered Sales of Equity Securities) is hereby incorporated by reference into this Item 5.01. As a result of the issuance of 15,000,000 shares, representing approximately 36.39% of the Company’s outstanding common stock, Evgeny Belchenko became the principal stockholder of the Registrant.

Section 9-Financial Statements and Exhibits

(c)	Exhibits

10.2	Stock Purchase Agreement, dated November 30, 2006, among Stargold Mines, Inc., UniverCompany Limited Liability Company, Lipatov Valeriy and Belchenko Evgeny*

10.3	Amendment to Stock Purchase Agreement dated June 1, 2007*

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2007 (Registrant)	STARGOLD MINES, INC.

	By:	/s/ Marcus Segal
Name: Marcus Segal Title: Chief Executive Officer Chief Financial Officer, Secretary, Principal Accounting Officer, and Director